MANAGERS TRUST I

MANAGERS FREMONT GLOBAL FUND

Supplement dated December 7, 2007

to the Prospectus dated March 1, 2007

(as supplemented September 14, 2007 and November 8, 2007)

The following information supplements and supersedes any information to the contrary relating to Managers Fremont Global Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Prospectus dated March 1, 2007, as supplemented September 14, 2007 and November 8, 2007 (the “Prospectus”).

At a meeting held on December 5-6, 2007, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Fund between Kern Capital Management LLC (“Kern”) and the Fund’s investment manager, Managers Investment Group LLC (“Managers”). Therefore, effective December 7, 2007, Kern will no longer be subadvisor to the Fund, and the Fund’s portfolio will continue to be subadvised by Armstrong Shaw Associates, Inc. (“Armstrong”), Bernstein Value Equities (“Bernstein”), First Quadrant, L.P. (“First Quadrant”), Northstar Capital Management, Inc. (“Northstar”), and Wellington Management Company, LLP (“Wellington”), each managing a portion of the portfolio.

Effective December 7, 2007, the Prospectus is hereby amended as follows:

All references to Kern shall be deleted and all references to the subadvisors to the Fund shall now refer to Armstrong, Bernstein, First Quadrant, Northstar, and Wellington. In addition, the fourth paragraph on page 33 of the Prospectus under the section titled “Summary of the Funds-Fund Management-Managers Fremont Global Fund” is hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE